Exhibit 99(i)
                                                                    Page 1 of 2
                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                                   Exhibit Index

                       Fiscal Year Ended September 30, 1994

                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     99(i)        Exhibit Index                                    Ex-99.1

      3(i)        Charter of the Company and All Amendments        Ex-3.1
                  Thereto

      3(ii)       Bylaws of the Company, as amended                Ex-3.2

     10(liii)     Amended and Restated CNG Officers'               Ex-10.53
                  Retirement Plan

     10(liv)      The Connecticut Natural Gas Corporation          Ex-10.54
                  Officers' Retirement Plan Trust Agreement
     10(lv)       First Amendment to the Connecticut Natural       Ex-10.55
                  Gas Corporation Officers' Retirement Plan and Deferred Compensation Plan Trust
                  Agreement

     10(lvi)      The Connecticut Natural Gas Corporation          Ex-10.56
                  Deferred Compensation Plan

     10(lvii)     First Amendment to the Connecticut Natural       Ex-10.57
                  Gas Corporation Deferred Compensation Plan

     10(lviii)    Second Amendment to the Connecticut              Ex-10.58
                  Natural Gas Corporation Deferred
                  Compensation Plan

     10(lix)      Agreement and Declaration of Trust,              Ex-10.59
                  Connecticut Natural Gas Corporation
                  Employee Benefit Trust

     10(lx)       First Amendment to Agreement and                 Ex-10.60
                  Declaration of Trust, Connecticut Natural
                  Gas Corporation Employee Benefit Trust

     10(lxi)      Agreement and Declaration of Trust,              Ex-10.61
                  Connecticut Natural Gas Corporation Union
                  Employee Benefit Trust

     10(lxii)     CNG Annual Incentive Plan, 1994                  Ex-10.62

     10(lxiii)    Settlement Agreement and Release of All          Ex-10.63
                  Claims by and between Connecticut Natural
                  Gas Corporation and Donato P. Lauria

     10(lxiv)     Letter of Credit and Reimbursement               Ex-10.64
                  Agreement by and between Energy Networks, Inc. and The Bank of Nova Scotia

                                                                  Exhibit 99(i)
                                                                    Page 2 of 2
                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                             Exhibit Index (concluded)

                       Fiscal Year Ended September 30, 1994


                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     10(lxv)      Second Amended and Restated Loan Agreement       Ex-10.65
                  by and between The Hartford Steam Company and Shawmut Bank Connecticut, N.A.

     10(lxvi)     Medium Term Notes, Series B, Placement           Ex-10.66
                  Agency Agreement among Connecticut Natural
                  Gas Corporation, Smith Barney Inc., and
                  A.G. Edwards & Sons, Inc.

     10(lxvii)    Issuing and Paying Agency Agreement              Ex-10.67
                  between Shawmut Bank Connecticut, National
                  Association, and Connecticut Natural Gas
                  Corporation, for Medium Term Notes, Series
                  B

     10(lxviii)   Service Agreement (EFT Service) between          Ex-10.68
                  the Company and National Fuel Gas Supply
                  Corporation
     10(lxix)     Gas Storage Contract between the Company         Ex-10.69
                  and ENDEVCO Industrial Gas Sales Company

     11           Computation of Consolidated Primary and          Ex-11
                  Fully Diluted Earnings Per Share

     21           Subsidiaries of the Registrant                   Ex-21

     23           Consent of Independent Public Accountants        Ex-23

     24           Power of Attorney                                Ex-24

     27           Financial Data Schedule                          Ex-27

     99(ii)       Requirements of Form 11-K for the                Ex-99.2
                  Connecticut Natural Gas Corporation
                  Employee Savings Plan

     99(iii)      Requirements of Form 11-K for the                Ex-99.3
                  Connecticut Natural Gas Corporation Union
                  Employee Savings Plan


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